UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2010

PLATINUM ENERGY RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51553 (Commission File Number)	14-1928384 (IRS Employer Identification No.)

11490 Westheimer Road, Suite 1000
Houston, Texas 77077
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281) 649-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03	Bankruptcy or Receivership.

On November 24, 2010, Maverick Engineering, Inc., a wholly owned subsidiary of Platinum Energy Resources, Inc. filed a voluntary petition in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) seeking reorganization relief under the provisions of Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”).

Neither Platinum Energy Resources, Inc., nor any of its other subsidiaries, are included in this bankruptcy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM ENERGY RESOURCES, INC.

Dated: December 1, 2010	By:	/s/ Martin Walrath
Martin Walrath
Acting Chief Executive Officer

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